THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

(the “Trusts”)

Supplement dated January 4, 2024

to the Statements of Additional Information (the “SAIs”) of each Trust

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

In accordance with the Trusts’ retirement policy, Betty L. Krikorian has resigned from the Board of Trustees of the Trusts (the “Board”), having dutifully served on the Board since 2005.

In connection with Ms. Krikorian’s resignation from the Board, each SAI is hereby amended and supplemented as follows:

I.       In the “Trustees and Officers of the Trust” section, under the heading “Members of the Board,” the first paragraph is hereby deleted and replaced with the following:

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

II.       In the “Trustees and Officers of the Trust” section, under the heading “Board Compensation,” the information with respect to Ms. Krikorian should be retained and the following footnote is hereby added with respect to Ms. Krikorian:

*	In accordance with the Trust’s retirement policy, Ms. Krikorian retired from the Board effective December 31, 2023, after having dutifully served on the Board since 2005.

III.       All other references to Ms. Krikorian are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE